Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, GREGORY E. MURPHY, the Chairman of the Board, President and Chief Executive Officer of Selective Insurance Group, Inc. (the Company), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the Form 10-Q), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 28, 2005	By: /s/ Gregory E. Murphy
Gregory E. Murphy